UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

845 Market Street, Suite 450 San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MRIN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2023 Annual Meeting of Stockholders (“Annual Meeting”) of Marin Software Incorporated (the “Company”) was called to order and adjourned on May 18, 2023, and on May 25, 2023, was reconvened and concluded. At the Annual Meeting, the Company’s stockholders approved, among other things, (i) the Amended and Restated Equity Incentive Plan (the “A&R 2013 EIP”) and (ii) the Amended and Restated 2013 Employee Stock Purchase Plan (the “A&R 2013 ESPP”), both of which had previously been approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval. Additional information regarding the results of the Annual Meeting is set forth below under Item 5.07 of this Current Report on Form 8-K.

Amended and Restated 2013 Equity Incentive Plan

The Board approved the A&R 2013 EIP following the expiration of the Company’s 2013 Equity Incentive Plan (the “existing EIP”) so that the Company may continue to grant equity awards to retain and incentivize its employees. Stockholders were asked to approve the A&R 2013 Plan to satisfy Nasdaq requirements relating to stockholder approval of equity compensation and to qualify certain stock options authorized under the A&R 2013 Plan for treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The A&R 2013 EIP is modeled on the existing EIP, with the following changes:

•
unless earlier terminated in accordance with the A&R 2013 EIP, the A&R 2013 EIP will terminate ten (10) years from the date the Board approved the A&R 2013 EIP, which occurred on March 24, 2023 (the “EIP Effective Date”);

•
providing that the total number of shares of the Company’s common stock that are reserved and available for grant and issuance pursuant to the A&R 2013 EIP as of the EIP Effective Date is 425,000 shares, subject to certain adjustments set forth in Section 2 of the A&R 2013 EIP, including, as under the existing EIP, an automatic share reserve increase on January 1 of each year during the term of the A&R 2013 EIP;

•
removing the authorization to re-price outstanding stock options without stockholder approval;

•
removing provisions related to Section 162(m) of the Code, which are no longer relevant;

•
providing additional flexibility for the possible treatment of outstanding equity awards in the event of an acquisition of the Company;

•
providing that all outstanding equity awards are subject Company clawback or recoupment policies; and

•
certain other clarifying and modernizing changes.

The A&R 2013 EIP is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2023. A copy of the A&R 2013 EIP is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the A&R 2013 EIP set forth above does not purport to be complete and is qualified in its entirety by reference to such materials.

Amended and Restated 2013 Employee Stock Purchase Plan

The Board approved the A&R 2013 ESPP following the expiration of the Company’s 2013 Employee Stock Purchase Plan (the “existing ESPP”) to enable the Company’s employees to continue to purchase shares of the Company’s common stock under the A&R 2013 ESPP. Stockholders were asked to approve the A&R 2013 ESPP to satisfy Nasdaq requirements relating to stockholder approval of equity compensation. The A&R 2013 ESPP is modeled on the existing ESPP, with the following changes:

•
providing that the A&R 2013 ESPP will become effective on the day that the A&R 2013 ESPP is approved by the Board (the “ESPP Effective Date”), which occurred on March 24, 2023, provided that the Company’s stockholders approve the A&R 2013 ESPP within 12 months of the ESPP Effective Date and provided further that no purchases under the A&R 2013 ESPP will occur until such stockholder approval is timely obtained;

•
providing that, unless earlier terminated in accordance with the A&R 2013 ESPP, the A&R 2013 ESPP will terminate 10 years from the ESPP Effective Date;

•
431,554 shares are reserved and authorized for issuance under the A&R 2013 ESPP, the same number of shares as were reserved and available for issuance under the existing ESPP on the date it terminated;

•
deleting the annual “evergreen” increase in the number of shares authorized for purposes of the A&R 2013 ESPP;

•
deleting certain provisions related to the initial offering period under the ESPP, which are no longer relevant; and

•
certain other modernizing and clarifying changes.

The A&R 2013 ESPP provides eligible employees with an opportunity to purchase shares of the Company’s common stock at a discount through accumulated payroll deductions. The A&R 2013 ESPP, including the right of participants to make purchases under the A&R 2013 ESPP, is intended to qualify as an “Employee Stock Purchase Plan” under the provisions of Section 421 and 423 of the Code. The provisions of the A&R 2013 ESPP shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of those sections of the Code. The A&R 2013 ESPP will not be a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act.

The A&R 2013 ESPP is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2023. A copy of the A&R 2013 ESPP is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the A&R 2013 ESPP set forth above does not purport to be complete and is qualified in its entirety by reference to such materials.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was called to order and adjourned on May 18, 2023 and, on May 25, 2023, was reconvened and concluded. As of the close of business on March 27, 2023, the record date for the Annual Meeting, 17,240,098 shares of common stock of the Company were outstanding and entitled to vote. 9,287,307 shares, or 53.9% of the outstanding shares of common stock entitled to vote at the Annual Meeting, were represented in person or by proxy.

At the Annual Meeting, stockholders voted on the proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2023 (the “Proxy Statement”). The results of the voting at the Annual Meeting were as follows:

Proposal 1. Elect Gordon Crovitz and Daina Middleton as the Class I members of the Board of Directors to hold office until the 2026 annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Gordon Crovitz	4,145,958	462,070	4,679,279
Daina Middleton	3,689,907	918,121	4,679,279

Each of the directors named under Proposal No. 1 were elected, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement.

Proposal 2. Vote to approve the Company’s Amended and Restated 2013 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,366,097	1,020,271	221,660	4,679,279

Proposal 2 passed, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement.

Proposal 3. Vote to approve the Company’s Amended and Restated 2013 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes

4,132,899	268,843	206,286	4,679,279

Proposal 3 passed, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement.

Proposal 4. Vote, on a non-binding, advisory basis, on the compensation paid by the Company to the Company’s Named Executive Officers (as defined in the Proxy Statement) for the fiscal year ended December 31, 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,997,724	387,699	222,605	4,679,279

Proposal 4 passed, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement, with a vote of 86.7%.

Proposal 5. Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstentions
8,778,004	186,106	323,197

Proposal 5 passed, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Description
10.1

Amended and Restated 2013 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 of the Company’s Form 10-Q for the quarterly period ended March 31, 2023, File No. 001-35838, filed on May 4, 2023)

10.2

Amended and Restated 2013 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.2 of the Company’s Form 10-Q for the quarterly period ended March 31, 2023, File No. 001-35838, filed on May 4, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: May 30, 2023	By:	/s/ Robert Bertz
Robert Bertz
Chief Financial Officer